UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported): August 9, 2011

NOBEL LEARNING COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10031	22-2465204
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1615 West Chester Pike, Suite 200 West Chester, PA		19382
(Address of Principal Executive Offices)		(Zip Code)

(484) 947-2048

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K is being filed in connection with the consummation on August 9, 2011 (the “Effective Time”) of the merger and other transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 17, 2011, by and among Nobel Learning Communities, Inc., a Delaware corporation (the “Company”), Academic Acquisition Corp., a Delaware corporation (“Parent”), and Academic Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), which, along with Parent, is an affiliate of Leeds Equity Partners V, L.P. (“Leeds”). Pursuant to the Merger Agreement, each outstanding share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and Series D convertible preferred stock (other than shares held by stockholders who have properly demanded appraisal rights under Delaware law) was cancelled and converted into the right to receive $11.75 and $1.88 in cash, respectively (the “Merger Consideration”), and Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as of the Effective Time as the surviving corporation and a wholly-owned subsidiary of Parent (the “Surviving Company”).

Parent obtained equity financing from Leeds and debt financing from Bank of Montreal and Citizens Bank of Pennsylvania, the proceeds of which were used by Parent to pay a portion of the aggregate Merger Consideration and all related fees and expenses of Parent and Merger Sub in connection with the Merger, including payment in full of all of the Company’s obligations under its existing credit facilities.

The descriptions contained in this Current Report on Form 8-K of the Merger Agreement and the transactions contemplated thereby are not complete and are qualified in their entirety by the full and complete text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Upon the Effective Time, the Company notified The NASDAQ Stock Market LLC (“NASDAQ”) of the consummation of the Merger, and that, pursuant to the Merger Agreement, each outstanding share of Common Stock (other than shares held by stockholders who have properly demanded appraisal rights under Delaware law) was cancelled and converted into the right to receive the applicable Merger Consideration. Pursuant to the Company’s written request to NASDAQ, the listing of the Common Stock on The NASDAQ Global Market will terminate as of immediately prior to the open of trading on August 10, 2011. The Company plans to file with the Securities and Exchange Commission (the “Commission”) a notification of removal from listing on Form 25 with respect to the Common Stock on the tenth day after the Effective Time.

In addition, the Company intends to file with the Commission a certification and notice of termination on Form 15 requesting that the Common Stock be deregistered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

The Merger Agreement was approved by Company’s stockholders at a special meeting held on August 2, 2011.

Under the terms of the Merger Agreement, upon the Effective Time, each outstanding share of Common Stock and the Company’s Series D convertible preferred stock (other than shares held by stockholders who have properly demanded appraisal rights under Delaware law) was cancelled and converted into the right to receive the applicable Merger Consideration.

Under the terms of the Merger Agreement, each outstanding option to purchase Common Stock, other than options awarded under the 2000 Stock Option Plan for Consultants (the “2000 Stock Option Plan”) and the 2010 Omnibus Incentive Equity Compensation Plan (the “2010 Stock Option Plan”), vested in full and became exercisable immediately prior to the Effective Time and was cancelled in exchange for a cash payment pursuant to the terms of the Merger Agreement at the Effective Time. Options to purchase Common Stock awarded under the 2000 Stock Option Plan and the 2010 Stock Option Plan vested in full and became exercisable immediately prior to the Effective Time and were cancelled in exchange for a cash payment per share paid as a part of the tender offer that expired contemporaneously with the consummation of the Merger.

Holders of Common Stock, the Company’s Series D convertible preferred stock or options to purchase Common Stock that were issued and outstanding prior to the Effective Time ceased to have any rights with respect to such securities (other than their right to receive the Merger Consideration, as applicable), nor do they have any interest in the Company’s future earnings or growth.

Item 5.01	Changes in Control of Registrant.

As a result of the Merger, a change of control of the Company occurred, and the Company became a wholly-owned subsidiary of Parent.

The disclosures set forth in Item 2.01, Item 3.01 and Item 5.02 hereof are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, all of the directors of the Company resigned from their directorships of the Company as of the Effective Time. As of the Effective Time and pursuant to the Merger Agreement, George Bernstein, Rob Bernstein and Carter Harned became the directors of the Surviving Company until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified in accordance with applicable Law, as the case may be. Committee appointments have not yet been determined.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of the Effective Time, the certificate of incorporation of the Company was amended and restated in its entirety. The Amended and Restated Certificate of Incorporation of the Company is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

In addition, as of the Effective Time, the bylaws of the Company were amended and restated in their entirety to read the same as the bylaws of Merger Sub as in effect immediately prior to the Effective Time. The Amended and Restated Bylaws of the Company are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 8.01	Other Events.

On August 9, 2011, the Company issued a press release announcing the consummation of the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of May 17, 2011, by and among Nobel Learning Communities, Inc. (the “Company”), Academic Acquisition Corp. (“Parent”) and Academic Merger Sub, Inc., a wholly-owned subsidiary of Parent, which, along with Parent, is an affiliate of Leeds Equity Partners V, L.P (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on May 18, 2011).

3.1*	Amended and Restated Certificate of Incorporation of Nobel Learning Communities, Inc.

3.2*	Amended and Restated Bylaws of Nobel Learning Communities, Inc.

99.1*	Press Release dated August 9, 2011.

* - Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBEL LEARNING COMMUNITIES, INC.

Date: August 9, 2011	By:	/s/ Thomas Frank
Name: Thomas Frank Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Nobel Learning Communities, Inc.

3.2	Amended and Restated Bylaws of Nobel Learning Communities, Inc.

99.1	Press Release dated August 9, 2011.